                                                                   EXHIBIT 10.4
                                                                   ------------

                           SIXTH AMENDMENT TO LEASE


   This Sixth Amendment to Lease is entered into by and between Charles River Building Limited Partnership, a Delaware limited partnership (the "Landlord") and Hybridon, Inc., a Delaware corporation (the "Tenant") as of April __, 1997. Reference is hereby made to that certain Lease between Landlord and Tenant dated February 4, 1994, as amended by a First Amendment to Lease dated as of November 30, 1995, a Second Amendment to Lease dated as of February 23, 1996, a Third Amendment to Lease dated as of February 28, 1996, a Fourth Amendment to Lease dated July 25, 1996 and a Fifth Amendment to Lease dated March 14, 1997 (as affected by this Fifth Amendment to Lease, the "Lease").


   WHEREAS, the Tenant has elected to exercise the Equity Investment Option (as defined in the Lease); and

   WHEREAS, Landlord and Tenant have agreed that the Building (as defined in the Lease) contains 91,500 rentable square feet; and

   WHEREAS, Landlord and Tenant have agreed to extend the initial Term (as defined in the Lease) for an additional five years; and

   WHEREAS, Landlord and Tenant have agreed that the Commencement Date (as defined in the Lease) was February 1, 1997;

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as of the date hereof that the Lease is amended as follows:

   1.  The recitals set forth above are hereby incorporated herein.

   2. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lease.

   3. The definitions set forth in Section 1.1 of the Lease for the term set forth below are hereby deleted and replaced with the following:

       Term: Fifteen (15) years, commencing on the Commencement Date, with three (3) five (5) year options to extend, as set forth in Section 2.3

       Annual Fixed Rent Rate:  During the original Term, for the five years commencing on the Commencement Date,
                                Thirty-Seven and 79/100 Dollars ($37.79) per annum per rentable square foot of the Building; for the next five years commencing on the fifth anniversary of the Commencement Date, Forty-Two and 73/100 Dollars ($42.73) per annum per rentable square foot of the Building; for the next five years commencing on the tenth anniversary of the Commencement Date, Forty-Seven and 00/100 Dollars ($47.00) per annum per rentable square foot of the Building; the Annual Fixed Rent Rate during each extension Term under this Lease shall be that described in Section 2.3. The parties hereby agree that the Building contains 91,500 rentable square feet. The parties further agree that the foregoing Annual Fixed Rent Rate refects the adjustment required under the Lease pursuant to the election by the Tenant of the Equity Investment Option and that, therefore, no further adjustment with respect thereto shall be required.

       Commencement Date:       February 1, 1997

   4. To the extent not amended hereby, the Lease is hereby ratified and confirmed.

     EXECUTED as a sealed instrument as of the date first above written.


                                 Landlord:


                                 CHARLES RIVER BUILDING LIMITED PARTNERSHIP, a Delaware limited partnership


                                 By: Pillar Development and Management, Inc., a Delaware corporation



                                      By: /s/ Peter Morris
                                          ----------------------------------
                                         Name: Peter Morris
                                         Title: General Partner, Pillar
                                                Development and Management Inc.



                                 Tenant:


                                 HYBRIDON, INC., a Delaware corporation


                                      By: /s/ Anthony J. Payne
                                         ----------------------------------
                                         Name: Anthony J. Payne
                                         Title: Chief Financial Officer








                                     -3-